Exhibit 99

                        Southcoast Financial Corporation
                                  News Release
                   Southcoast Announces Third Quarter Earnings

Mt. Pleasant, S.C., October 23, 2007 / PrimeNewswire / - Southcoast Financial Corporation (NASDAQ: SOCB), announced that it had unaudited pre-tax income of $4,010,000 and unaudited net income of $2,705,000, or unaudited net income of $.49 per basic share, for the nine months ended September 30, 2007. This compares to unaudited pre-tax income of $6,230,000 and unaudited net income of $3,873,000, or unaudited net income of $0.65 per basic share for the nine months ended September 30, 2006. Included in net income for the nine months ended September 30, 2006 was $1,768,000 of pre-tax income related to sales of real estate. This non- recurring income increased after-tax net income by $1,132,000, or $0.19 per basic share. The September 30, 2007 earnings per share are based on 5,554,195 basic average shares outstanding compared to 6,003,734 basic average shares outstanding for the nine months ended September 30, 2006. This decrease in outstanding shares is the result of a stock repurchase plan adopted in January and again in July of 2007. The Company's Board of Directors authorized the repurchase of 10% of the Company's outstanding shares as of January 19, 2007. On July 24, 2007, the Company's Board of Directors authorized an additional repurchase of 10% of the Company's outstanding shares. During the first nine months of 2007, the Company repurchased 1,002,244 shares for a total of $19,443,547.

For the quarter ending September 30, 2007, pre-tax income was $1,445,000 and net income was $1,010,000, or net income of $0.19 per share. This compares to pre-tax income of $1,669,000 and net income of $1,057,000, or net income of $0.18 per share, for the quarter ending September 30, 2006. The 2007 earnings per share are based on 5,217,249 basic average shares outstanding compared to 6,015,596 basic average shares outstanding for the quarter ending September 30, 2006.

Chairman and Chief Executive Officer, L. Wayne Pearson said, "Our earnings per share and return on equity has increased each quarter during the year. This is the result of core bank earnings in each quarter, the maturity of our branch network, and the success of our stock repurchase program."

Total assets as of September 30, 2007 were $477.8 million compared to $481.9 million as of December 31, 2006, a decrease of 0.9%. Loans, excluding loans held for sale, increased to $370.0 million, up 0.7% from $367.6 million as of December 31, 2006. Deposits during the same period declined 2.5% to $303.0 million. The decline in deposits is directly related to our decision to reduce our wholesale lending operations and our related brokered and wholesale deposit base. As of September 30, 2007, the ratio of nonperforming assets to total assets was 0.56% and the allowance for loan losses as a percentage of loans was 1.17%.

The Corporation currently has ten branches. The ninth branch at 1654 Sam Rittenberg Boulevard in West Ashley opened in January 2007. The tenth branch at the intersection of Highway 17N at Park West and South Morgans Point Road in Mt. Pleasant, South Carolina, opened in May 2007. "Our branch network is gathering local deposits, allowing us to reduce our reliance on wholesale and brokered deposits," said Pearson.

Southcoast Financial Corporation, headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina. Southcoast Financial Corporation's common stock is traded on the NASDAQ Global Market under the symbol SOCB.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give our expectations or forecasts of future events. Any or all of our forward-looking statements here or in other publications may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results. Consequently, no forward looking-statements can be guaranteed. Our actual results may vary materially, and there are no guarantees about the performance of our stock. We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future results or otherwise. You are advised, however, to consult any future disclosures we make on related subjects in our reports filed with the SEC.



SOURCE   Southcoast Financial Corporation
/Contact William C. Heslop, Senior Vice President and
 Chief Financial Officer, (843) 216-3019

                                                                              Southcoast Financial Corporation
                                                                            Consolidated Statements of Condition
                                                                        (Dollars in thousands, except per share data)

                                                            September 30   September 30   December 31     December 31    December 31
                                                               2007           2006          2006             2005            2004
                                                               ----           ----          ----             ----            ----
                                                           (Unaudited)    (Unaudited)
Assets
Cash and due from banks ............................       $  7,035        $ 14,074        $  7,008        $ 14,378       $ 11,853
Federal Funds sold .................................              0           2,775          31,204          16,964          4,236
Investments ........................................         55,068          63,302          46,460          35,203         24,831
Loans held for sale ................................            243             582             140           9,275         12,009
Loans ..............................................        370,018         375,039         367,611         375,926        296,611
Less: Allowance for loan Losses ....................          4,315           4,395           4,364           4,270          3,404
                                                           --------        --------        --------        --------       --------
Net loans ..........................................        365,703         370,644         363,247         371,656        293,207
Fixed assets .......................................         25,780          23,253          25,126          19,898         14,844
Bank Owned Life Insurance ..........................         17,704           2,610           2,632           2,600              -
Other assets .......................................          6,272           6,689           6,039           6,625          5,122
                                                           --------        --------        --------        --------       --------
    Total Assets ...................................       $477,805        $483,929        $481,856        $476,599       $366,102
                                                           ========        ========        ========        ========       ========
Liabilities & Shareholders' Equity
Deposits:
 Noninterest bearing ...............................       $ 35,005        $ 39,756        $ 34,694        $ 38,754       $ 27,954
 Interest bearing ..................................        268,020         281,744         276,199         272,800        230,198
                                                           --------        --------        --------        --------       --------
  Total deposits ...................................        303,025         321,500         310,893         311,554        258,152
Other Borrowings ...................................         92,810          59,575          67,841          67,000         58,000
Junior subordinated debentures .....................         17,530          21,655          21,655          21,655         11,345
Other liabilities ..................................          2,431           3,344           2,664           3,075          2,034
                                                           --------        --------        --------        --------       --------
   Total liabilities ...............................        415,796         406,074         403,053         403,284        329,531

Shareholders' Equity
 Common Stock ......................................         60,309          75,287          75,316          70,268         34,081
 Retained Earnings .................................          1,700           2,568           3,487           3,047          2,490
                                                           --------        --------        --------        --------       --------
   Total shareholders' equity ......................         62,009          77,855          78,803          73,315         36,571
                                                           --------        --------        --------        --------       --------
   Total Liabilities and
    Shareholders' Equity ...........................       $477,805        $483,929        $481,856        $476,599       $366,102
                                                           ========        ========        ========        ========       ========

Book value per share ...............................       $  12.35**      $  12.94**      $  13.10**      $  12.23**     $   9.25**

Allowance for loan losses to Loans Ratio ...........           1.17%           1.17%           1.19%           1.14%          1.15%

** Adjusted for 10% stock dividends in 2007, 2006, 2005, and 2004

                                                                                   Southcoast Financial Corporation
                                                                                    Consolidated Income Statements
                                                                           (Dollars in thousands, except earnings per share)

                                                                         Nine Months Ended                  Three Months Ended
                                                                   September 30,    September 30,     September 30,    September 30,
                                                                      2007              2006              2007              2006
                                                                      ----              ----              ----              ----
                                                                   (Unaudited)       (Unaudited)       (Unaudited)       (Unaudited)
Interest Income
 Interest and fees on loans ................................        $   21,471        $   20,953        $    7,248        $    7,106

 Interest on investments ...................................             1,969             2,114               763               919
 Interest on Fed funds sold ................................               358               323                61                60
                                                                    ----------        ----------        ----------        ----------
   Total interest income ...................................            23,798            23,390             8,072             8,085

Interest expense ...........................................            12,960            11,107             4,599             4,142
                                                                    ----------        ----------        ----------        ----------
   Net interest income .....................................            10,838            12,283             3,473             3,943
Provision for loan losses ..................................                 0               722                 0                98
                                                                    ----------        ----------        ----------        ----------
Net interest income after loan loss provision ..............            10,838            11,561             3,473             3,845

Noninterest income .........................................             1,921             3,129               757               647
                                                                    ----------        ----------        ----------        ----------
   Total operating income ..................................            12,759            14,690             4,230             4,492

Noninterest expense
 Salaries and benefits .....................................             4,935             4,890             1,512             1,467
 Occupancy and equipment ...................................             1,704             1,417               599               523
 Other expenses ............................................             2,110             2,153               674               833
                                                                    ----------        ----------        ----------        ----------

   Total noninterest expense ...............................             8,749             8,460             2,785             2,823
                                                                    ----------        ----------        ----------        ----------
Income before taxes ........................................             4,010             6,230             1,445             1,669

Income tax expense .........................................             1,305             2,357               435               612
                                                                    ----------        ----------        ----------        ----------
Net income .................................................        $    2,705        $    3,873        $    1,010        $    1,057
                                                                    ==========        ==========        ==========        ==========

Basic net income per common share ..........................        $     0.49        $     0.65        $     0.19        $     0.18

Diluted net income per common share ........................        $     0.49        $     0.64        $     0.19        $     0.18

Average shares outstanding*
    Basic ..................................................         5,554,195         6,003,734         5,217,249         6,015,596
    Diluted ................................................         5,559,507         6,009,280         5,221,717         6,020,576


* Share and per share data has been adjusted for 10% stock dividends in 2007 and 2006.

Southcoast Financial Corporation
SELECTED FINANCIAL DATA
(dollars in thousands, except earnings per share)

                                                                                                             Year         Year
                                              Nine Months Ended             Three Months Ended               Ended        Ended
                                              -----------------             ------------------               -----        -----
                                    September 2007 September 2006 September 2007  June 2007  March 2007  December 2006 December 2005
                                    -------------- -------------- --------------  ---------  ----------  ------------- -------------
                                      (Unuadited)   (Unuadited)    (Unuadited)   (Unuadited) (Unuadited)
INCOME STATEMENT DATA
   Net interest income ...........   $   10,838    $   12,283    $    3,473    $    3,723         3,641    $   16,145    $   13,914
   Provision for loan losses .....            -           722             -             -             -           723           865
   Noninterest income ............        1,921         3,129           757           562           603         3,837         2,725
   Noninterest expense ...........        8,749         8,460         2,785         2,995         2,969        11,542         9,243
   Net income ....................        2,705         3,873         1,010           864           831         4,839         4,189

PER SHARE DATA *
 Net income per share
    Basic ........................   $     0.49    $     0.65    $     0.19    $     0.15    $     0.14    $     0.81    $     0.97
    Diluted ......................   $     0.49    $     0.64    $     0.19    $     0.15    $     0.14    $     0.80    $     0.97

BALANCE SHEET DATA
  Total assets ...................   $  477,805    $  483,928    $  477,805    $  487,704    $  464,003    $  481,856    $  476,599
  Total deposits .................      303,025       321,500       303,025       308,652       279,148       310,893       311,554
  Total loans (net) ..............      365,703       370,644       365,703       368,025       359,625       363,247       371,656
  Investment securities ..........       55,068        63,302        55,068        59,785        47,404        46,460        35,203
  Total earning assets ...........      423,318       443,970       423,318       433,116       425,821       445,129       440,942
  Advances from FHLB .............       78,500        58,000        78,500        75,500        81,000        66,000        67,000
  Junior subordinated debentures .       17,530        21,655        17,530        21,655        21,655        21,655        21,655
  Shareholders' equity ...........       62,009        77,854        62,009        68,945        73,272        78,803        73,315

Average shares outstanding
  Basic ..........................    5,554,195     6,003,734     5,217,249     5,603,193     5,849,085     6,007,137     4,335,319
  Diluted ........................    5,559,507     6,009,280     5,221,217     5,609,052     5,854,599     6,012,445     4,340,470

Key ratios **
  Return on assets ...............         0.76%         1.07%         0.83%         0.73%         0.71%         1.00%         1.04%
  Return on equity ...............         5.14%         6.85%         6.53%         4.83%         4.43%         6.22%         9.28%
  Equity to asset ratio ..........        12.98%        16.09%        12.98%        14.14%        15.79%        16.35%        15.38%
  Non-performing assets to assets          0.56%         0.28%         0.56%         0.38%         0.09%         0.18%         0.11%
  Reserve to loans ...............         1.17%         1.17%         1.17%         1.16%         1.20%         1.19%         1.14%
  Net interest margin ............         3.45%         3.70%         3.36%         3.54%         3.42%         3.64%         3.69%

  # of accounts ..................       11,418        10,952        11,418        11,516        10,863        10,778        10,728
  # of offices open ..............           10             8            10            10             9             8             8
  # of offices under construction             0             1             0             0             1             2             1
  # of office sites purchased ....            2             1             2             2             2             2             0
  ATM stand alone ................            1             1             1             1             1             1             1


* Share and per share data has been adjusted for 10% stock dividends in 2007, 2006, and 2005. ** Ratios for three months are annualized